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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                        Date of Report: October 29, 1997

                         AirTouch Communications, Inc.

   Delaware                    1-12342                  94-3213132
(State or other            (Commission File            (IRS Employer
jurisdiction of                Number)              Identification No.)
incorporation)

             One California Street, San Francisco, California 94111
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    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (415) 658-2000


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Item 5.  Other Events.

AirTouch Communications, Inc. (the "Registrant") announced on October 29, 1997 that it has established a Stock Repurchase Program as described in the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99. Press Release dated October 29, 1997.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AIRTOUCH COMMUNICATIONS, INC.

                                           By: /s/ MOHAN S. GYANI
                                               -----------------------------
                                               Mohan S. Gyani
                                               Executive Vice President and
                                               Chief Financial Officer

Date: October 29, 1997


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